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                                                EXHIBIT 16

                                                        RETURN ((ERV/P)^(1/N))-1

   #REF!
ERV = Ending redeemable value
assuming
            redemption of the
last day of the
            period and deduction of any
applicable sales charge
P = The initial hypothetical investment of $1000
Ending Date          12/31/96
Pictet Global Emerging Markets
Inception:            10/4/95
Actuals:
                                      RETURN = (  1,032.19   )     0.80    -  1
                                                               ^
                                                   ------------
         N =             1.24                       1,000.00
       ERV =         1,032.19
         P =         1,000.00           RETURN =   2.58%



                        Average  Annual  Total  Return  without   waivers  since
                          inception through December 31, 1996

N = Number of year and portion of
a year
ERV = Ending redeemable value                        RETURN = ((ERV/P)^(1/N))-1
assuming
            redemption of the
last day of the
            period and deduction of any applicable sales
charge without waivers
P = The initial hypothetical investment of $1000
Ending Date          12/31/96
Pictet Global Emerging Markets
Inception:            10/4/95
Actuals:

                                      RETURN = (  1,015.73   )     0.80    -  1
                                                               ^
                                                   ------------
         N =             1.24                       1,000.00
       ERV =         1,015.73
         P =         1,000.00           RETURN =   1.27%






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                                  Pictet Int'l Small Co.

                                       Total Return
                         since inception through December 31, 1996

RETURN ((ERV/P)-1 N = Number of year and portion of a year ERV = Ending redeemable value assuming redemption of the
last day of the
            period and deduction of any
applicable sales charge
P = The initial hypothetical investment of
$1000

Pictet Int'l Small Co.
Inception:           2/7/96
Actuals:
                                      RETURN = (  1,028.50   )      -  1
                                                 ------------
        N =            0.90                       1,000.00
      ERV =        1,028.50
        P =        1,000.00           RETURN =   2.85%



                               Total Return Without Waivers
                         since inception through December 31, 1996

N = Number of year and portion RETURN = ((ERV/P)-1 of a year ERV = Ending redeemable value assuming redemption of the
last day of the
            period and deduction of any applicable sales charge without waivers P = The initial hypothetical investment of $1000

Pictet Int'l Small Co.
Inception:           2/7/96
Actuals:

                                      RETURN = (  1,027.40   )      -  1
                                                 ------------
        N =            0.90                       1,000.00
      ERV =        1,027.40
        P =        1,000.00          RETURN *=   2.74%


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                              Pictet Global Emerging Markets

                                       Total Return
                              1 Year ending December 31, 1997

RETURN ((ERV/P)-1 N = Number of year and portion of a year ERV = Ending redeemable value assuming redemption of the
last day of the
            period and deduction of any
applicable sales charge
P = The initial hypothetical investment of
$1000

Pictet Global Emerging Markets

Actuals:
                                       RETURN = (  1,083.20  )      -  1
                                                  -----------
        N =            1.00                        1,000.00
      ERV =        1,083.20
        P =        1,000.00            RETURN =   8.32%



                               Total Return Without Waivers
                              1 Year ending December 31, 1997

N = Number of year and portion RETURN = ((ERV/P)-1 of a year ERV = Ending redeemable value assuming redemption of the
last day of the
            period and deduction of any applicable sales charge without waivers P = The initial hypothetical investment of $1000

Pictet Global Emerging Markets

Actuals:
                                       RETURN = (  1,082.80  )      -  1
                                                  -----------
        N =            1.00                        1,000.00
      ERV =        1,082.80
        P =        1,000.00            RETURN =   8.28%






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